UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 3, 2004

SAFLINK CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-20270	95-4346070
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

777 108th Avenue NE, Suite 2100

Bellevue, Washington 98004

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (425) 278-1100

Item 5. Other Events.

On June 3, 2004, SAFLINK Corporation (the “Company”) held a conference call to discuss its anticipated role in the U.S. Department of Homeland Security’s United States Visitor and Immigrant Status Indicator Technology (US-VISIT) program.

The transcript of the Company’s June 3, 2004, conference call is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

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Item 7. Financial Statements and Exhibits.

(c) Exhibits.

Exhibit No.	Description
99.1	Transcript of June 3, 2004, conference call

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SAFLINK Corporation

June 3, 2004	By:	/s/ Glenn Argenbright
Glenn Argenbright President and Chief Executive Officer

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EXHIBIT INDEX

Exhibit No.	Description
99.1	Transcript of June 3, 2004, conference call

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